                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Amendment No. ____
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           NATIONAL QUALITY CARE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                   VICTOR GURA, M.D., CHIEF EXECUTIVE OFFICER
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5) Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      ------------------------------------------------

      2) Form, Schedule or Registration Statement No.:

      ------------------------------------------------

      3) Filing Party:

      ------------------------------------------------

      4) Date Filed:

      ------------------------------------------------

                           NATIONAL QUALITY CARE, INC.

April 28, 2000

A message to our shareholders,

The management of National Quality Care, Inc. is pleased to report results of the fiscal year ended on December 31, 1999. For the year, we achieved both an increase in revenues and a reduction in total operating expenses, with the result that the Company generated net income of $40,046 for the year ended December 31, 1999, as compared with a net loss of $872,750 for the year ended December 31, 1998. These results are in line with our expectations and reflect the success of our efforts to achieve responsible growth. They validate the investments we have made in recent quarters to increase our capacity to provide top-quality dialysis and related services to people suffering from end-stage renal disease.

In fiscal 1999, total income increased approximately 11%, to $4,344,730, from the $3,931,576 reported for fiscal 1998. This increase resulted primarily from a higher volume of medical services delivered, our core operations, with medical service revenue also increasing approximately 11%, year over year, to $4,073,030.

We were able to achieve this increase in income, while simultaneously decreasing total operating expenses modestly, from $4,075,282 for 1998 to $4,057,229 for 1999. The component of these expenses represented by costs of medical services decreased from $2,789,784 for 1998 to $2,768,996 for 1999, reflecting the benefits of operational streamlining.

Similarly, our selling, general and administrative expenses decreased slightly, from $1,092,770 for 1998 to $1,079,807 for 1999. This was despite additions to our administrative payroll in the area of credit and collections, where additional resources will assist in our ability to optimize revenues going forward.

Thanks in part to revenue growth, we closed fiscal 1999 with a stronger balance sheet than 1998's, as reflected in the improvement in our ratio of current assets to current liabilities, which reached 0.61 to 1.00 as of December 31, 1999 versus 0.53 to 1.00 as of December 31, 1998.

We look forward to achieving continued profitability in the coming year and increasing shareholder value in our Company.

In the meantime, management of National Quality Care, Inc. would like to send our best wishes to our patients. We would also like to extend thanks to the strategic partners who helped us to achieve our fiscal 1999 results, and to you, our shareholders, for your support.


Very truly yours,


/S/ Victor Gura, M.D.
---------------------
Victor Gura, M.D.
Chairman of the Board of Directors
and Chief Executive Officer

                           NATIONAL QUALITY CARE, INC.
                             A DELAWARE CORPORATION

                                EXECUTIVE OFFICES
                         1835 SOUTH LA CIENEGA BOULEVARD
                                    SUITE 235
                          LOS ANGELES, CALIFORNIA 90035
                                 (310) 280-2758

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 21, 2000
                            ------------------------

TO THE STOCKHOLDERS OF NATIONAL QUALITY CARE, INC.:

      The Annual Meeting of Stockholders (the "Meeting") of National Quality Care, Inc., a Delaware corporation (the "Company"), will be held at Le Meridian at Beverly Hills, 465 South La Cienega Boulevard, Santa Monica Room, Los Angeles, California 90048, on June 21, 2000, at 10:00 a.m., local time, to consider and vote on the following proposals:

                               PURPOSE OF MEETING

          (1) To elect to the Board of Directors four (4) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

          (2) To cancel certain options to purchase shares of Common Stock and issue replacement options at a reduced exercise price.

          (3) To ratify the appointment of Moss Adams LLP, as independent auditors for the Company for the year ending December 31, 2000.

          (4) To transact such other business as may properly come before the Meeting and any adjournments thereof.

      ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON APRIL 28, 2000 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING.

      PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO COLONIAL STOCK TRANSFER, 455 E. 400 SOUTH, SUITE 100, SALT LAKE CITY, UTAH 84111, ATTN:
PROXY DEPARTMENT, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     NATIONAL QUALITY CARE, INC.



                                     BY: /S/ VICTOR GURA, M.D.
                                         -----------------------
                                         VICTOR GURA, M.D.
                                         CHIEF EXECUTIVE OFFICER

LOS ANGELES, CALIFORNIA
DATED: APRIL 28, 2000

                           NATIONAL QUALITY CARE, INC.
                             A DELAWARE CORPORATION

                                EXECUTIVE OFFICES
                         1835 SOUTH LA CIENEGA BOULEVARD
                                    SUITE 235
                          LOS ANGELES, CALIFORNIA 90035
                                 (310) 280-2758

                             -----------------------

                                 PROXY STATEMENT

                            -------------------------

         This proxy statement is furnished to the stockholders of National Quality Care, Inc., a Delaware corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at Le Meridian at Beverly Hills, 465 South La Cienega Boulevard, Santa Monica Room, Los Angeles, California 90048 on June 21, 2000 at 10:00 a.m., local time.

         The Meeting will be held to consider and vote on the following proposals:

                               PURPOSE OF MEETING

          (1) To elect to the Board of Directors four (4) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

          (2) To cancel certain options to purchase shares of Common Stock and issue replacement options at a reduced exercise price.

          (3) To ratify the appointment of Moss Adams LLP, as independent auditors for the Company for the year ending December 31, 2000.

          (4) To transact such other business as may properly come before the Meeting and any adjournments thereof.

         The list of all stockholders of record on April 28, 2000 will be available at the Meeting and at the offices of the Company at 1835 South La Cienega Boulevard, Suite 235, Los Angeles, California 90035, (310) 280-2758 for the ten (10) days preceding the Meeting.

         Upon written request, the Company will provide, without charge, a copy of the exhibits to this Proxy Statement, to any stockholder of record or any stockholder who owned Common Stock listed in the name of a bank or broker, as nominee, at the close of business on April 28, 2000. A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999 will be delivered to the Company's stockholders, as of the Record Date, together with this Proxy Statement.

         Requests should be addressed to the Company, to the attention of National Quality Care, Inc., Victor Gura, M.D., Chief Executive Officer, 1835 South La Cienega Boulevard, Suite 235, Los Angeles, California 90035, (310) 280-2758.

                           INCORPORATION BY REFERENCE

         National Quality Care, Inc., a Delaware corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, files reports, proxy and information statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and information statements and other information may be inspected and copied at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington D.C. 20549; at its New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048; and at its Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago Illinois 60661-2511, and copies of such materials can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http:/www.sec.gov. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

         Portions of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, are incorporated by reference in this Proxy Statement.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

         The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

RECORD DATE

         Only stockholders of record at the close of business on April 28, 2000 are entitled to vote at the Meeting. The Company's Common Stock is its only class of voting securities. On April 28, 2000, the record date (the "Record Date") fixed by the Board of Directors, the Company had issued and outstanding 9,889,878 shares of Common Stock of record.

REVOCABILITY OF PROXIES

         A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

         Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefor. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

         Each share of Common Stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The Company's current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do not provide for cumulative voting for the election of directors or any other purpose.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         Shares representing 50% of the voting power of the 9,889,878 shares of Common Stock outstanding on the Record Date, which have voting rights, must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

         The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

         The Company will count abstentions for purposes of determining both:
(i) the presence or absence of a quorum for the transaction of business, and
(ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

         Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders for the fiscal year ending December 31, 2000 must be received by the Company no later than September 30, 2000, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors of the Company currently have terms which will end at the next annual meeting of the stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors and executive officers.

         The following sets forth certain biographical information concerning the persons who have been nominated by the Board of Directors to be directors of the Company in connection with Proposal 1 of this Proxy Statement and the current executive officers of the Company:

     NAME                                 POSITION                          AGE
     ----                                 --------                          ---

     Victor Gura, M.D.             Director, President and                   57
                                   Chief Executive Officer

     Ronald P. Lang, M.D.          Director and Secretary                    50

     Jose Spiwak, M.D.             Director                                  55

     Melinda McIntyre-Kolpin       Director                                  43


         VICTOR GURA, M.D. has been a director and the President and Chief Executive Officer of the Company since May 11, 1996. Dr. Gura is a medical doctor who is board certified in internal medicine/nephrology. He has been a director of Medipace Medical Group, Inc., a medical group in Los Angeles, California, since 1980. He has been an attending physician at Cedars-Sinai Medical Center since 1984 and the medical director of Los Angeles Community Dialysis since 1985. Dr. Gura also serves as a Clinical Assistant Professor at UCLA School of Medicine. Dr. Gura graduated from the School of Medicine, Buenos Aires University in 1966, completed his residency in internal medicine and nephrology in Israel, and was a fellow at the nephrology departments at Tel Aviv University Medical School and USC Medical Center.

         RONALD P. LANG, M.D. has been a director and the Secretary of the Company since May 11, 1996. Dr. Lang is a medical doctor who is board certified in internal medicine/nephrology. He has been a physician with Medipace Medical Group, Inc. since 1983. Dr. Lang graduated from the Ohio State University College of Medicine in 1973, completed his residency at St. Luke's Medical Center in Chicago, Illinois, and was a fellow in the nephrology department at UCLA-Center for the Health Sciences/Wadsworth Veterans Hospital. Dr. Lang also serves as a Clinical Assistant Professor of Medicine at UCLA School of Medicine. Dr. Lang also received M.A. and M.Ph. degrees in economics from Yale University and was an Economist - Program Analyst for the U.S. Department of Health, Education and Welfare (office of the Assistant Secretary for Planning and Education) from 1973 to 1974.

         JOSE SPIWAK, M.D. has been a director of the Company since March 11, 1998. Dr. Spiwak is a board certified thoracic and cardiovascular surgeon, and serves as Chairman of the Cardiovascular Thoracic Section of St. Francis Medical Center and Presbyterian Intercommunity Hospital in Los Angeles, California. He served as Vice-Chairman of American Health, Inc., a managing company of primary care physicians and comprehensive healthcare delivery networks, which was sold to FPA Medical Management, Inc. in April, 1997. Dr. Spiwak graduated from the Universidad Javeriana Medical School (Bogota, Columbia) in 1968 and performed his residency in Israel and the United States. Dr. Spiwak is a member of the Board of Directors of the American Cancer Society.

         MELINDA MCINTYRE-KOLPIN has been a director of the Company since March 18, 1998. She is currently the chief executive officer of Network Health Financial Services, Inc., a financial services company providing a variety of services to healthcare clients. She is also chief executive officer and president of First Professional Bank, N.A., a subsidiary of Professional Bancorp, based in Santa Monica, California, a full-service bank providing banking, financial consulting and general business strategies for the medical community. Prior to joining First Professional Bank, Ms. McIntyre-Kolpin was a commercial banking officer with Bank of California. She is a board member of numerous organizations in Southern California, including the Executive Council-Adaptive Business Leaders; director, Synergistic Systems, Medical Billing; advisory board, University of Southern California School of Accounting; director, Pacific Eyenet; National Health Foundation, board of trustees; City of Hope, board of trustees. Ms. McIntyre-Kolpin received her Bachelor of Science degree in business administration from the University of Southern California in 1978.

                             EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth certain information concerning compensation of certain of the Company's executive officers (the "Named Executives"), including the Company's Chief Executive Officer and all executive officers whose total annual salary and bonus exceeded $100,000, for the fiscal years ended December 31, 1999 and 1998:

                                                                                         LONG TERM COMPENSATION
                                                                         -----------------------------------------------------------
                           ANNUAL COMPENSATION                                   AWARDS                  PAYOUTS
------------------------------------------------------------------------------------------------------------------------------------
     (a)            (b)       (c)               (d)            (e)          (f)         (g)          (h)           (i)
NAME AND                                                  OTHER ANNUAL     OTHER    RESTRICTED      LTIP        ALL OTHER
PRINCIPAL                    SALARY            BONUS      COMPENSATION     AWARDS   OPTIONS/SARS   PAYOUTS     COMPENSATION
POSITION           YEAR       ($)               ($)            ($)           ($)         (#)         ($)           ($)
------------------------------------------------------------------------------------------------------------------------------------
Victor Gura, M.D.  1999    $150,000              0             0              0        150,000        0             0
                   1998    $150,000              0             0              0        192,000        0             0

Ron Berkowitz (1)  1999    $120,000              0          $30,621           0        100,000        0             0
                   1998    $120,000              0          $13,000           0        120,000
-----------------------------------

1.    Mr. Berkowitz resigned as Chief Financial Officer on December 3, 1999.

         OPTION/SAR GRANTS TABLE DURING LAST FISCAL YEAR. The following table sets forth certain information concerning grants of stock options to certain of the Named Executives, for the fiscal year ended December 31, 1999:


                                                                                POTENTIAL REALIZABLE
                                                                                VALUE AT ASSUMED
                                                                                ANNUAL RATES OF
                                                                                STOCK PRICE APPRECIATION
                                    INDIVIDUAL GRANTS                           FOR OPTION TERM(1)
------------------------------------------------------------------------------------------------------------------------------------
      (a)         (b)               (c)              (d)               (e)              (f)               (g)
                  NUMBER OF         % OF
                  SECURITIES        TOTAL
                  UNDERLYING        OPTIONS/
                  OPTIONS/          SARS             EXERCISE
                  SARS              GRANTED TO       OR BASE
                  GRANTED           EMPLOYEES        PRICE             EXPIRATION
      NAME        (#)               IN FISCAL YEAR   ($/SHARE)         DATE             5% ($)            10%($)
------------------------------------------------------------------------------------------------------------------------------------

Victor
Gura, M.D. (2)    150,000           41.10%           $0.20             3/08/04              0                 0

Ron Berkowitz (3) 100,000           27.40%           $0.20             12/03/01             0                 0


         (1) This chart assumes a market price of $0.1125 for the Common Stock, the average of the bid and asked prices for the Company's Common Stock in the over-the-counter market as of December 31, 1999, as the assumed market price for the Common Stock with respect to determining the "potential realizable value" of the shares of Common Stock underlying the options described in the chart, as reduced by any lesser exercise price for such options. Each of the options reflected in the chart was granted at exercise prices which the Company believes to have been determined at the fair market value as of the date of grant. Further, the chart assumes the annual compounding of such assumed market price over the relevant periods, without giving effect to commissions or other costs or expenses relating to potential sales of such securities. The option exercise price ($0.20 per share) exceeded the option market price ($0.1125) on December 31, 1999 and therefore, no gains were realized based on the assumed rates of stock appreciation for the option term. On March 8, 2000, the Board agreed, subject to shareholder approval at the Company's annual meeting, to reissue the stock options at an exercise price of $0.10. The Company's Common Stock has a very limited trading history. These values are not intended to forecast the possible future appreciation, if any, of the price or value of the Common Stock.

         (2) Dr. Gura was granted an option to purchase up to 150,000 shares of Common Stock at an exercise price of $0.20 per share pursuant to the Company's 1998 Stock Option Plan. See "Executive Compensation - Stock Option Plans."

         (3) Mr. Berkowitz was granted an option to purchase up to 100,000 shares of Common Stock at an exercise price of $0.20 per share pursuant to the Company's 1998 Stock Option Plan. See "Executive Compensation - Stock Option Plans." Mr. Berkowitz resigned as Chief Financial Officer on December 3, 1999. Under the terms of the 1998 Stock Option Plan, the related options would have expired 30 days following the date of his resignation. However, the Company agreed to extend the expiration date of these options to December 3, 2001.

         OPTION EXERCISES AND YEAR-END VALUES. The following table sets forth information with respect to the exercised and unexercised options to purchase shares of Common Stock for certain of the Named Executives held by them at December 31, 1999:

                                                                                             VALUE OF UNEXERCISED
                     SHARES                               NUMBER OF UNEXERCISED                  IN THE MONEY
                    ACQUIRED           VALUE                   OPTIONS AT                         OPTIONS AT
                  ON EXERCISE       REALIZED(1)             DECEMBER 31, 1999                 DECEMBER 31, 1999(2)
                  -----------       -----------       -----------------------------       -----------------------------
NAME                                                  EXERCISABLE     UNEXERCISABLE       EXERCISABLE     UNEXERCISABLE
----                                                  -----------     -------------       -----------     -------------

Victor
Gura, M.D.                 0                 0           342,000                 0                 0                 0

Ron Berkowitz(3)      75,000           $11,060           145,000                 0             1,813                 0

-----------------

(1) Represents an amount equal to the number of options multiplied by the difference between the average of the closing bid and asked prices for the Common Stock in the over-the-counter market on the dates of exercise, May 11, 1999 ($ 0.4062 per share) and September 22, 1999 ($0.23), and any lesser exercise price.

(2) Represents an amount equal to the number of options multiplied by the difference between the average of the closing bid and asked prices for the Common Stock in the over-the counter market on December 31, 1999 ($0.1125 per share) and the exercise price proposed by the Board ($0.10) during the March 8, 2000 Board of Directors meeting, subject to stockholder approval. See Proposal 2 - Cancellation of Options and Issuance of Replacement Options at Reduced Exercise Price.

(3)   Mr. Berkowitz resigned as Chief Financial Officer on December 3, 1999.

         EMPLOYMENT AGREEMENTS. The Company has entered into employment agreements with one (1) of its executive officers, Victor Gura, M.D.

         The Company entered into a three (3) year employment agreement, dated as of April 12, 1996, with Victor Gura, M.D., pursuant to which Dr. Gura agreed to serve as the Company's Chief Executive Officer, President and Medical Director. The employment agreement expired on April 11, 1999. The Company currently pays Dr. Gura an annual base salary of $150,000, plus other benefits, and otherwise compensates Dr. Gura in accordance with the terms and conditions of the expired employment agreement. The Compensation Committee of the Board of Directors intends to negotiate with Dr. Gura with respect to an extension of his prior employment agreement. See "Compensation Committee Interlocks and Insider Participation."

         During the Board of Directors' Meeting held on March 8, 2000, the Board authorizes the compensation of Dr. Ronald Lang at the rate of $2,000.00 per month as Secretary of the Corporation effective March 2000.

         Dr. Gura will also be entitled to participate in stock option and bonus plans, which may be adopted by the Company for officers and directors of the Company and its subsidiaries. In the event of his involuntary termination other than for cause or certain other circumstances, he will be entitled to receive the unpaid balance of his salary for the remaining term of the agreement.

STOCK OPTION PLANS
------------------

         The Company has adopted three (3) stock option plans for the benefit of officers, directors, employees, independent contractors and consultants of the Company and its subsidiaries. These plans include: (i) the 1998 Stock Option Plan, (ii) the 1996 Stock Option Plan, and (iii) the 1996 Employee Compensatory Stock Option Plan.

         1998 AND 1996 STOCK OPTION PLANS. As of July 7, 1998, the Company's Board of Directors and stockholders approved the Company's 1998 Stock Option Plan (the "1998 Stock Option Plan"). As of May 12, 1996, the Company's Board of Directors and stockholders approved the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan").

         The Company has reserved for issuance up to 1,000,000 shares of Common Stock under the 1996 Stock Option Plan. The Company has granted options to purchase up to 994,739 shares of Common Stock under the 1996 Stock Option Plan. All of the 994,739 options have been exercised. The Board of Directors has approved a provision in the 1996 Stock Option Plan which will place a 300,000 share limit on the number of options that may be granted under the 1996 Stock Option Plan to an employee in each fiscal year.

         The Company has reserved for issuance up to 1,000,000 shares of Common Stock under the 1998 Stock Option Plan. The Company has granted options to purchase up to 712,500 shares of Common Stock under the 1998 Stock Option Plan, 75,000 shares of which have been exercised and all of which have vested. During the March 8, 2000 Directors meeting, the Board agreed, subject to shareholder approval at the Company's annual meeting, to cancel the 637,500 options granted and unexercised and to reissue 637,500 options at an exercise price of $0.10. The Board of Directors has approved a provision in the 1998 Stock Option Plan which will place a 150,000 share limit on the number of options that may be granted under the 1998 Stock Option Plan to an employee in each fiscal year.

         The general provisions of the 1998 Stock Option Plan and the 1996 Stock Option Plan (collectively, the "Company Stock Option Plans") are virtually identical. A description of each of the Company Stock Option Plans is set forth below. To the extent that any material differences between each of the Company Stock Option Plans exist, such differences are summarized below. The description is intended to be a summary of the material provisions of the Company Stock Option Plans and does not purport to be complete.

         ADMINISTRATION OF AND ELIGIBILITY UNDER COMPANY STOCK OPTION PLANS. Each of the Company Stock Option Plans, as adopted, provides for the issuance of options to purchase shares of Common Stock to officers, directors, employees, independent contractors and consultants of the Company and its subsidiaries as an incentive to remain in the employ of or to provide services to the Company and its subsidiaries. Each of the Company Stock Option Plans authorizes the issuance of incentive stock options ("ISOs"), non-qualified stock options ("NSOs") and stock appreciation rights ("SARs") to be granted by a committee (the "Committee") to be established by the Board of Directors to administer each of the Company Stock Option Plans.

         Subject to the terms and conditions of each of the Company Stock Option Plans, the Committee will have the sole authority to determine: (a)the persons ("optionees") to whom options to purchase shares of Common Stock and SARs will be granted, (b) the number of options and SARs to be granted to each such optionee, (c) the price to be paid for each share of Common Stock upon the exercise of each option, (d) the period within which each option and SAR will be exercised and any extensions thereof, and (e) the terms and conditions of each such stock option agreement and SAR agreement which may be entered into between the Company and any such optionee.

         All officers, directors and employees of the Company and its subsidiaries and certain consultants and other persons providing significant services to the Company and its subsidiaries will be eligible to receive grants of options and SARs under each of the Company Stock Option Plans. However, only employees of the Company and its subsidiaries are eligible to be granted ISOs.

         STOCK OPTION AGREEMENTS. All options granted under each of the Company Stock Option Plans will be evidenced by an option agreement or SAR agreement between the Company and the optionee receiving such option or SAR. Provisions of such agreements entered into under each of the Company Stock Option Plans need not be identical and may include any term or condition which is not inconsistent with each of the Company Stock Option Plans and which the Committee deems appropriate for inclusion.

         INCENTIVE STOCK OPTIONS. Except for ISOs granted to stockholders possessing more than ten percent (10%) of the total combined voting power of all classes of the securities of the Company or its subsidiaries to whom such ownership is attributed on the date of grant ("Ten Percent Stockholders"), the exercise price of each ISO must be at least 100% of the fair market value of the Company's Common Stock as determined on the date of grant. ISOs granted to Ten Percent Stockholders must be at an exercise price of not less than 110% of such fair market value.

         Each ISO must be exercised, if at all, within ten (10) years from the date of grant, but, within five (5) years of the date of grant in the case of ISO's granted to Ten Percent Stockholders.

         An optionee of an ISO may not exercise an ISO granted under each of the Company Stock Option Plans so long as such person holds a previously granted and unexercised ISO.

         The aggregate fair market value (determined as of time of the grant of the ISO) of the Common Stock with respect to which the ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000.

         As of the date of this Proxy Statement, ISOs have been granted under the 1996 Stock Option Plan to purchase up to 25,000 shares of Common Stock at an exercise price of $0.49 per share. All of these options have been exercised.

         As of the date of this Proxy Statement, no ISOs have been granted under the 1998 Stock Option Plan.

         NON-QUALIFIED STOCK OPTIONS. The exercise price of each NSO will be determined by the Committee on the date of grant. However, the exercise price for the NSOs under the 1996 Stock Option Plan will in no event be less than 85% of the fair market value of the Common Stock on the date the option is granted, or not less than 110% of the fair market value of the Common Stock on the date such option is granted in the case of an option granted to a Ten Percent Stockholder.

         The exercise period for each NSO will be determined by the Committee at the time such option is granted, but in no event will such exercise period exceed ten (10) years from the date of grant.

         As of the date of this Proxy Statement, NSOs have been granted under the 1996 Stock Option Plan to purchase up to 969,739 shares of Common Stock, all of which have been exercised. These options had the following per share exercise prices: 174,739 shares ($1.00), 700,000 shares ($0.50), 25,000 shares ($0.38)
and 70,000 shares ($0.25).

         As of the date of this Proxy Statement, NSOs have been granted under the 1998 Stock Option Plan to purchase up to 712,500 shares of Common Stock, 75,000 shares of which have been exercised. These options have the following per share exercise prices: 357,500 shares ($0.28) and 280,000 shares ($0.20). The Board of Directors agreed on March 8, 2000 to cancel the 637,500 options granted and unexercised, and to reissue 637,500 shares at an exercise price of $0.10. This proposal will be voted on by the Company's shareholders at the Company's Annual Meeting of Stockholders in connection with this Proxy Statement. See Proposal 2 - Cancellation of Options and Issuance of Replacement Options at Reduced Exercise Price.

         STOCK APPRECIATION RIGHTS. Each SAR granted under each of the Company Stock Option Plans will entitle the holder thereof, upon the exercise of the SAR, to receive from the Company, in exchange therefor, an amount equal in value to the excess of the fair market value of the Common Stock on the date of exercise of one share of Common Stock over its fair market value on the date of exercise of one share of Common Stock over its fair market value on the date of grant (or in the case of an SAR granted in connection with an option, the excess of the fair market of one share of Common Stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares of Common Stock covered by the SAR or the option, or portion thereof, that is surrendered.

         SARs will be exercisable only at the time or times established by the Committee. If an SAR is granted in connection with an option, the SAR will be exercisable only to the extent and on the same conditions that the related option could be exercised. The Committee may withdraw any SAR granted under each of the Company Stock Option Plans at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs.

         As of the date of this Proxy Statement, no SARs have been granted under each of the Company Stock Option Plans.

         TERMINATION OF OPTION AND TRANSFERABILITY. In general, any unexpired options and SARs granted under each of the Company Stock Option Plans will terminate: (a) in the event of death or disability, pursuant to the terms of the option agreement or SAR agreement, but not less than six (6) months or more than twelve (12) months after the applicable date of such event, (b) in the event of retirement, pursuant to the terms of the option agreement or SAR agreement, but no less that thirty (30) days or more than three (3) months after such retirement date, or (c) in the event of termination of such person other than for death, disability or retirement, until thirty (30) days after the date of such termination. However, the Committee may in its sole discretion accelerate the exercisability of any or all options or SARs upon termination of employment or cessation of services.

         The options and SARs granted under each of the Company Stock Option Plans generally will be non-transferable, except by will or the laws of descent and distribution.

         ADJUSTMENTS RESULTING FROM CHANGES IN CAPITALIZATION. The number of shares of Common Stock reserved under each of the Company Stock Option Plans and the number and price of shares of Common Stock covered by each outstanding option or SAR under each of the Company Stock Option Plans will be proportionately adjusted by the Committee for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from any stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like event.

         AMENDMENT OR DISCONTINUANCE OF STOCK OPTION PLANS. The Board of Directors has the right to amend, suspend or terminate the Stock Option Plans at any time. Unless sooner terminated by the Board of Directors, the 1996 Stock Option Plan will terminate on May 11, 2006, the tenth (10th) anniversary date of the effectiveness of 1996 Stock Option Plan, and the 1998 Stock Option Plan will terminate on April 8, 2008, the tenth (10th) anniversary date of the effectiveness of the 1998 Stock Option Plan.

         1996 EMPLOYEE COMPENSATORY STOCK OPTION PLAN. As of February 7, 1996, the Company's Board of Directors adopted the 1996 Employee Compensatory Stock Option Plan (the "Employee Stock Option Plan"). The Company has reserved for issuance thereunder an aggregate of 500,000 shares of Common Stock. The Company has issued non-qualified options to purchase up to 500,000 shares of Common Stock under the Employee Stock Option Plan at an exercise price of $0.18 per share, 473,000 of which have been exercised. The optionees are currently not employees or affiliates of the Company. The remaining 27,000 options expire on or about February 6, 2001, the termination date of the Employee Stock Option Plan.

         OTHER OPTIONS. The Company also has options issued and outstanding outside of the three (3) stock option plans to purchase up to 954,495 shares of Common Stock, at exercise prices ranging from $0.28 to $1.75 per share, to certain directors, consultants and employees of the Company, of which 714,495 are currently exercisable.

COMPENSATION OF DIRECTORS
-------------------------

         The Board of Directors, in its March 8, 2000 meeting, authorizes the following compensation to its outside Directors:

         1. Cash payment of $500.00 for attendance at each meeting of the Board of Directors.

         2. Stock options of 20,000 shares per year, earned at a rate of 5,000 shares per quarter. Exercise price shall be based on the fair market value of the Company's Common Stock as of the last trading day of the preceding year.

DIRECTORS AND OFFICERS LIABILITY INSURANCE
------------------------------------------

         The Company has obtained directors' and officers' liability insurance with an aggregate limit of liability for the policy year, inclusive of costs of defense, in the amount of $2,000,000. The insurance policy expires on April 15, 2001.

LIMITATION OF DIRECTORS' LIABILITIES; INDEMNIFICATION OF OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------

         Pursuant to the Company's Certificate of Incorporation and under Delaware law, directors of the Company are not liable to the Company or its stockholders for monetary damages for breach of fiduciary duty, except for liability in connection with a breach of duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for dividend payments or stock repurchases illegal under Delaware law or any transaction in which a director has derived an improper personal benefit.

         The Company's Certificate of Incorporation and Bylaws designate the relative duties and responsibilities of the Company's officers, establish procedures for actions by directors and stockholders and other items. The Company's Certificate of Incorporation and Bylaws also contain extensive indemnification provisions which will permit the Company to indemnify its officers and directors to the maximum extent provided by Delaware law.

         In addition, the Company has adopted a form of indemnification agreement (the "Indemnification Agreement") which provides the indemnitee with the maximum indemnification allowed under applicable law. Since the Delaware statute is non-exclusive, it is possible that certain claims beyond the scope of the statute may be indemnifiable. The Indemnification Agreements provide a scheme of indemnification which may be broader than that specifically provided by Delaware law. It has not yet been determined, however, to what extent the indemnification expressly permitted by Delaware law may be expanded, and therefore the scope of indemnification provided by the Indemnification Agreements may be subject to future judicial interpretation.

         The Indemnification Agreement provides, in pertinent part, that the Company shall indemnify an indemnitee who is or was a party or becomes a party or is threatened to be made a party to any threatened, pending or completed action or proceeding whether civil, criminal, administrative or investigative by reason of the fact that the indemnitee is or was a director, officer, key employee or agent of the Company or any subsidiary of the Company. The Company shall advance all expenses, judgments, fines, penalties and amounts paid in settlement (including taxes imposed on indemnitee on account of receipt of such payouts) incurred by the indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding as described above. The indemnitee shall repay such amounts advanced only if it shall be ultimately determined that he or she is not entitled to be indemnified by the Company. The advances paid to the indemnitee by the Company shall be delivered within 20 days following a written request by the indemnitee. Any award of indemnification to an indemnitee, if not covered by insurance, would come directly from the assets of the Company, thereby affecting a stockholder's investment.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS
----------------------------------------------------------

         Except as set forth in employment agreements of certain employees of the Company and its subsidiaries, the Company has no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of an executive officer or key employee with the Company or a change in control of the Company or a change in such executive officer's or key employee's responsibilities following a change in control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
-----------------------------------------------------------

         The Board has a Compensation Committee and an Audit Committee comprised of the following members of the Board of Directors: Dr. Jose Spiwak and Melinda McIntyre-Kolpin, each of whom may be deemed to be an outside/non-employee director. The Board has no standing committee on nominations or any other committees performing equivalent functions.

         The Compensation Committee reviews and approves the annual salary and bonus for each executive officer (consistent with the terms of any applicable employment agreement), reviews, approves and recommends terms and conditions for all employee benefit plans (and changes thereto) and administers the Company's stock option plans and such other employee benefit plans as may be adopted by the Company from time to time.

         The Audit Committee reports to the Board regarding the appointment of the independent auditors of the Company, the scope and fees of the prospective annual audit and the results thereof, compliance with the Company's accounting and financial policies and management's procedures and policies relative to the adequacy of the Company's system of internal accounting controls.

         COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934.
Section 16(a) of the Exchange Act requires the Company's directors and executive officers and beneficial holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of such equity securities of the Company. Based solely upon a review of such forms, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that all reports required pursuant to Section 16(a) with respect to its executive officers, directors and 10% beneficial stockholders for the fiscal year ended December 31, 1999 were timely filed.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of April 28, 2000, the Company had issued and outstanding 9,889,878 shares of Common Stock. The following table reflects, as of April 28, 2000, the beneficial Common Stock ownership of: (a) each director of the Company, (b) each current executive officer named in the Summary Compensation Table in this Proxy Statement, (c) each person known by the Company to be a beneficial owner of five percent (5%) or more of its Common Stock, and (d) all executive officers and directors of the Company as a group:

NAME AND ADDRESS                      NO. OF
OF BENEFICIAL OWNER                   SHARES(#)                   PERCENT
-------------------                   ---------                   -------

Medipace Medical Group, Inc.(1)         800,000                     8.09%

Victor Gura, M.D.(1,2)                2,930,161                    28.64%

Ronald P. Lang, M.D.(1,3)             1,498,554                    15.00%

Jose Spiwak, M.D.(4)                    115,000                     1.16%

Melinda McIntyre-Kolpin(5)               60,000                        *

Isaac Flombaum(6)                       570,206                     5.77%

Avraham H. Uncyk, M.D.(1,7)           1,064,913                    10.77%

All executive officers
and directors as a group
(4 persons)(8)                        3,803,715                    36.38%


------------------------
(Footnotes on following page)

# Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

*     Less than 1%

1.    The address for Medipace and Drs. Victor Gura, Ronald P. Lang and Avraham
      H. Uncyk is 5901 West Olympic Boulevard, Suite 300, Los Angeles, California 90036. Medipace is a corporation owned by Drs. Gura, Lang and Uncyk on a proportionate ownership interest of 67.5%, 22.5% and 10%, respectively. Medipace is the registered owner of 800,000 shares of Common Stock, and each of Drs. Gura, Lang and Uncyk are deemed to be the beneficial owners of such 800,000 shares. See "Certain Relationships and Related Transactions."

-------------------------
(Footnotes from previous page)

2. Dr. Gura has been granted options under the 1998 Stock Option Plan to purchase up to 300,000 shares of Common Stock and options unrelated to the 1998 Stock Option Plan to purchase up 42,000 shares of Common Stock. The current exercise price for 192,000 options is $0.28 per share and for 150,000 options is $0.20 per share. The Board agreed on March 8, 2000, subject to shareholder approval at the Company's annual meeting, to reissue 300,000 shares at an exercise of $.10. The options have vested with respect to 192,000 shares, which expire on September 8, 2003, and 150,000 shares, which expire on January 14, 2004. Dr. Gura is the beneficial owner of an additional 2,588,161 shares of Common Stock (which includes 800,000 shares of Common Stock owned by an affiliate of Dr.
      Gura). Further, the Company may issue an additional 2,842,185 shares of Common Stock and warrants to purchase up to an additional 337,500 shares of Common Stock, subject to certain future events.

3. Dr. Lang has been granted options under the 1998 Stock Option Plan to purchase up to 102,500 shares of Common Stock. As of the date of this proxy, the exercise price for 52,500 options is $0.28 per share and for 50,000 options is $0.20 per share. The Board agreed on March 8, 2000, subject to shareholder approval at the Company's annual meeting, to reissue 102,500 shares at an exercise price of $0.10. The options have vested with respect to the 52,500 shares, which expire on September 8, 2003, and 50,000 shares, which expire on January 14, 2004. Dr. Lang is the beneficial owner of an additional 1,396,054 shares of Common Stock (which includes 800,000 shares of Common Stock owned by an affiliate of Dr.
      Lang). Further, the Company may issue an additional 947,395 shares of Common Stock and warrants to purchase up to an additional 112,500 shares of Common Stock, subject to certain future events. See "Certain Relationships and Related Transactions."

4. The address for Dr. Jose Spiwak is 3628 East Imperial Highway, Suite 402, Lynwood, California 90262. Dr. Spiwak is the registered owner of 55,000 shares of Common Stock. Dr. Spiwak has been granted options to purchase up to 150,000 shares of Common Stock at an exercise price of $1.00 per share, 60,000 of which have vested and the balance of which may vest subject to certain schedules.

5. The address for Ms. McIntyre-Kolpin is 606 Broadway, Santa Monica, California 90401. Ms. Kolpin has been granted options to purchase up to 150,000 shares of Common Stock at an exercise price of $1.00 per share, 60,000 of which have vested and the balance of which may vest subject to certain schedules.

6. The address for Mr. Flombaum is Doblas 82, 2nd Piso, Buenos Aires, Argentina. The 570,206 shares have been pledged as security for certain obligations owing to the Company. See "Certain Relationships and Related Transactions."

7. Dr. Uncyk is the beneficial owner of 1,064,913 shares (which includes 800,000 shares of Common Stock owned by an affiliate of Dr. Uncyk). Does not include warrants to purchase up to 50,000 shares of Common Stock, which may vest and 421,064 shares of Common Stock which may be issued subject to certain performance levels by the Company. See "Certain Relationships and Related Transactions."

8. Includes 3,239,215 shares of Common Stock and options to purchase up to 564,500 shares of Common Stock. Does not include options to purchase up to 180,000 shares of Common Stock, which may vest subject to certain schedules, and warrants to purchase up to 450,000 shares of Common Stock and 3,789,580 shares of Common Stock which may be issued subject to certain performance levels by the Company. See "Certain Relationships and Related Transactions."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         SHARE EXCHANGE AGREEMENT; CONDITIONAL ISSUANCE OF SHARES AND WARRANTS. On May 11, 1996, the Company, Los Angeles Community Dialysis, Inc. ("LACD"), Victor Gura, M.D., Avraham H. Uncyk, M.D. and Ronald P. Lang, M.D. completed the transactions contemplated by an Agreement for Exchange of Stock (the "Share Exchange Agreement"). In connection with the Share Exchange Agreement, the Company issued an aggregate of 4,234,128 shares of Common Stock to Drs. Gura, Uncyk and Lang in exchange for 100% of the issued and outstanding shares of common stock of LACD.

         Up to an additional 4,210,644 shares of Common Stock and warrants to purchase up to 500,000 shares of Common Stock, at an exercise price of $3.50 per share, may be issued in the aggregate to Drs. Gura, Uncyk and Lang in the event that the Company meets certain financial conditions based on the results of operations of the Company during the fiscal years ending from December 31, 2000 to 2001, on the following basis: (i) Dr. Gura (2,842,185 shares and 337,500 warrants), (ii) Dr. Lang (947,395 shares and 112,500 warrants), and (iii) Dr. Uncyk (421,064 shares and 50,000 warrants), which reflects the percentage distribution ratio for the initial issuance of the shares of Common Stock in connection with the Share Exchange Agreement to Drs. Gura, Lang and Uncyk, respectively. The Company did not meet the required results of operations for the fiscal year ended December 31, 1999. The 4,210,644 shares may be issued and the 500,000 warrants may be exercisable in the event that the annual pre-tax earnings from operations of the Company during any of the years ending from December 31, 2000 to 2001 shall equal or exceed $2,000,000. The warrants will expire 36 months from the initial date of exercisability of the warrants.

         PLEDGE OF SHARES BY PRINCIPAL STOCKHOLDERS. The Company's principal stockholders, Drs. Gura, Lang and Uncyk, and their affiliate, Medipace, have pledged an aggregate of 2,650,000 shares of Common Stock as collateral for certain obligations of such persons pursuant to certain pledge agreements to an unaffiliated third party. So long as such obligations are not in default, such pledgors direct the voting of their respective pledged shares.

         LOANS TO AFFILIATES. Medipace has executed a demand promissory note in favor of the Company in the principal amount of $121,151, dated September 17, 1997, which bears interest at the rate of 8% per annum. Medipace did not make any payments on the promissory note in 1998 and 1999. During 1999, the Company transferred $75,000 of the promissory note to a separate lease receivable in connection with a purchase and leaseback arrangement with Medipace. The separate $75,000 lease payable created in this transaction has a balance of $66,907 as of December 31, 1999. As of December 31, 1999, the principal and interest amount of the promissory note remaining payable was $57,006. Medipace has been in default on its payment to the Company since October, 1999.

         SALE OF WAREHOUSE ASSETS. As of October 18, 1996, the Company completed the sale (the "Warehouse Sale") of certain real estate and other assets, related to the Company's prior business operation of a potato warehouse (the "Warehouse Assets") in Monte Vista, Colorado, to certain former affiliates of the Company for the purchase price of approximately $1,415,000. The purchase price was paid in the form of $550,000 in cash and two (2) promissory notes in the aggregate amount of approximately $865,000 (subject to certain adjustments), and secured by a pledge of 648,206 shares of Common Stock. As of April 15, 1997, the obligors on the promissory notes assigned 630,206 of the shares of Common Stock to Isaac Flombaum, making him a principal stockholder of the Company. Mr. Flombaum executed a promissory note payable to the Company in the principal amount of approximately $865,000, bearing interest at the rate of 8% per annum, and due and payable on or before February 23, 1998. The promissory notes executed by the initial obligors were cancelled. Further, Mr. Flombaum agreed to pay the additional sum of approximately $135,000 to the Company on the due date of the $865,000 promissory note, with interest accruing at the rate of ten percent (10%) per annum from February 23, 1999, as additional consideration for the Company's agreement to consent to the assignment of the 630,206 shares. The obligations owing to the Company by Mr. Flombaum are secured by the 570,206 shares of Common Stock, which currently are held in escrow. Through December 31, 1999, the Company had received payment of $76,800 of accrued interest on the promissory note in 1997 through the liquidation of 60,000 of the pledged shares. The Company did not receive any payments on the promissory notes in 1998 and 1999. The Company has agreed to extend the maturity date of the promissory notes through and including February 23, 2001. See "Voting Securities and Principal Holders Thereof."

                    MATTERS FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1.       ELECTION OF DIRECTORS.

          Four (4) directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of the Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors and executive officers. In the absence of instructions to the contrary, shares of Common Stock represented by properly executed proxies will be voted for the four (4) nominees listed hereinbelow, all of whom are recommended by management of the Company and who have consented to be named and to serve if elected.

         In the event that any management nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

         The Board of Directors met or adopted actions by unanimous written consent approximately eight (8) times during the year ended December 31, 1999. All directors standing for reelection attended 100% of the meetings of the Board.

         The Board knows of no reason why any of the nominees will be unavailable or decline to serve as a director. The information presented below is as of April 28, 2000 and is based in part on information furnished by the nominees and, in part, from the records of the Company.

         The affirmative vote of a plurality of the combined Votes Cast at the Meeting is required to elect the directors nominated below.

      THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

                        NOMINEES FOR ELECTION AS DIRECTOR

         The following persons have been recommended by management of the Company and have consented to be named and to serve as members of the Company's Board of Directors if elected. Victor Gura, M.D. has been nominated to be the Chairman of the Board of Directors. Biographies of such persons may be reviewed in the section of this Proxy Statement entitled "Directors and Executive Officers."

                                 NAME                         DIRECTOR SINCE:
                                 ----                         ---------------

                           Victor Gura, M.D.                  May, 1996
                           Ronald P. Lang, M.D.               May, 1996
                           Jose Spiwak, M.D.                  March, 1998
                           Melinda McIntyre-Kolpin            March, 1998

PROPOSAL 2.       CANCELLATION OF OPTIONS AND ISSUANCE OF REPLACEMENT OPTIONS AT
                  REDUCED EXERCISE PRICE.

         On March 8, 2000, the Company's Board of Directors voted to cancel certain options (the "Canceled Options") to purchase up to an aggregate of 637,500 shares of Common Stock pursuant to the Company's 1998 Stock Option Plan, and to issue new options (the "Replacement Options") at a reduced exercise price, subject to the approval of the Company's stockholders.

         On September 9, 1998, the Company granted options to purchase up to 357,500 shares of Common Stock, at an exercise price of $0.28 per share, based on the then current market price of the Common Stock, to the following persons:

                            Name of Optionee                   Number of Options
                            ----------------                   -----------------

                            Victor Gura, M.D.                       150,000
                            Ronald Lang, M.D.                        52,500
                            Ron Berkowitz                           120,000
                            Mercedes Bin                             15,000
                            Lois Coburn                              10,000
                            Connie Latham                            10,000
                                                                    -------

                                           Total                    357,500

               On March 8, 1999, the Company granted options to purchase up to 280,000 shares of Common Stock, at an exercise price of $0.20 per share, based on the then current market price of the Common Stock, to the following persons:

                            Name of Optionee                   Number of Options
                            ----------------                   -----------------

                            Victor Gura, M.D.                       150,000
                            Ronald Lang, M. D.                       50,000
                            Ron Berkowitz                            25,000
                            Mercedes Bin                             30,000
                            Lois Coburn                              15,000
                            Connie Latham                            10,000
                                                                    -------

                                            Total                   280,000


              On March 8, 2000, a majority of the disinterested members of the Company's Board of Directors voted to cancel all of these options and to issue new options to these persons at an exercise price of $0.10 per share, based on the market price of the Common Stock, as of December 31, 1999, subject to the approval of the Company's stockholders. On April 27, 2000, the market price of the Common Stock was approximately $0.16 per share.

               Each of the Cancelled Options expired five (5) years from their original dates of grant. The Replacement Options, if approved by the Company's stockholders, will expire on March 8, 2005, or five (5) years from their date of grant.

               The Board of Directors determined to take this action to reduce the exercise prices of these options based on the reduced market price for the Common Stock following the grant of the Canceled Options for the benefit of the optionees, all of whom were employees of the Company on the date of grant of the Replacement Options. Victor Gura, M.D. is the Chief Executive Officer and Chairman of the Board of Directors, Ronald Lang, M.D. is the Secretary and a member of the Board of Directors, and Ron Berkowitz was the Chief Financial Officer of the Company, until his resignation on December 3, 1999. Lois Coburn is no longer an employee of the Company.

              The Board of Directors believes that the reduction in the exercise price of the Canceled Options by the issuance of the Replacement Options at $0.10 per share is in the best interests of the Company.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS.

              Approval of the cancellation of the Canceled Options and the issuance of the Replacement Options at an exercise price of $0.10 per share requires the affirmative vote of a majority of the combined Votes Cast.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE CANCELLATION OF THE CANCELED OPTIONS AND THE ISSUANCE OF THE REPLACEMENT OPTIONS AT A REDUCED EXERCISE PRICE OF $0.10 PER SHARE.

PROPOSAL 3.       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR.

         The Board of Directors of the Company has appointed the firm of Moss Adams LLP as independent auditors for the Company for the year ending December 31, 2000, subject to stockholder approval. The Company has been advised by Moss Adams LLP that neither that firm nor any of its partners has any material relationship with the Company or any affiliate of the Company.

         A representative of Moss Adams LLP is expected to be present at the Meeting to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions at the Meeting. In the event that the stockholders disapprove the appointment of Moss Adams LLP as independent auditors for the Company, the Board of Directors will review its selection.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Approval of the appointment of Moss Adams LLP as independent auditors for the Company for the year ending December 31, 2000 requires the affirmative vote of a majority of the combined Votes Cast.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2000.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     NATIONAL QUALITY CARE, INC.



                                     BY: /S/ VICTOR GURA, M.D.
                                         -----------------------
                                         VICTOR GURA, M.D.
                                         CHIEF EXECUTIVE OFFICER


LOS ANGELES, CALIFORNIA
APRIL 28, 2000

                                    P R O X Y
                                    - - - - -

                           NATIONAL QUALITY CARE, INC.

             THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS

                      FOR AN ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 21, 2000

         The undersigned stockholder appoints Victor Gura, M.D, as proxy with full power of substitution, to vote the shares of voting securities of National Quality Care, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at Le Meridian at Beverly Hills, 465 South La Cienega Boulevard, Santa Monica Room, Los Angeles, California 90048, on June 21, 2000 at 10:00 a.m., local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:

      THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

(1) [ ] FOR ALL NOMINEES LISTED HEREIN (EXCEPT AS MARKED UP TO THE CONTRARY BELOW).

      [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

      (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED BELOW)

                  Victor Gura, M.D.         Ronald P. Lang, M.D.

                  Jose Spiwak, M.D.         Melinda McIntyre-Kolpin

(2) To cancel certain options to purchase shares of Common Stock and issue replacement options at a reduced exercise price.

      [ ] FOR                       [ ] AGAINST                      [ ] ABSTAIN

(3) To ratify the appointment of Moss Adams LLP, as independent auditors for the Company for the year ending December 31, 2000.

      [ ] FOR                       [ ] AGAINST                      [ ] ABSTAIN

      In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.



DATED:
       ------------------------        -----------------------------------------
                                       Signature




                                       -----------------------------------------
                                       Signature (if held jointly)




                                       -----------------------------------------
                                       Print Names

                              (Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person).



      PLEASE CHECK THE BOXES ABOVE, SIGN, DATE AND RETURN THIS PROXY TO COLONIAL STOCK TRANSFER COMPANY, INC., 455 E. 400 SOUTH, SUITE #100, SALT LAKE CITY, UTAH 84111, ATTN: PROXY DEPARTMENT, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.